                                                         Exhibit No. 10(i)(d)(i)


CAUTION: THIS FORM IS ONLY FOR USE BY RESIDENTS OF AZ, AR, FL, NC AND TX. RESIDENTS OF AK, DC, HI, ID, MT, NE, NM, ND, RI, SD, TN, UT, VT, WA, AND WY ARE NOT PERMITTED TO PURCHASE SHARES IN THIS OFFERING. RESIDENTS OF ALL OTHER STATES MUST USE A DIFFERENT FORM.



                                 INSTRUCTIONS TO
                  BROKER/DEALER INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


      Persons interested in purchasing shares of Common Stock, $.01 par value per share, ("Shares") of FanZ Enterprises, Inc. (the "Company") must :

      1. FULLY complete and sign the attached Subscription Agreement (the "Agreement");

                  PLEASE COMPETE THE ENTIRE FORM. INCOMPLETE FORMS WILL BE RETURNED TO YOU.

      2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

      3.    Send the completed and signed AGREEMENT AND CHECK to:

                                 FanZ Enterprises, Inc.
                                 5419 Cayman Drive
                                 Carmel, IN  46033

      Once the Company receives your executed Agreement and check, the check will be sent to the escrow agent for processing and the Agreement will be sent to our broker/dealer, Houlihan Smith & Company Inc., at 105 W. Madison, Suite 1500, Chicago, IL 60602. The broker/dealer will contact you to verify the accuracy of your responses and to answer any question that you may have regarding the Offering. If and when accepted, the Agreement shall constitute a subscription for Shares of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

      The Company and the broker/dealer reserve the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the broker/dealer will return to you the Agreement and the Company will return your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in the escrow account.

      A copy of the accepted Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.


                                 PLEASE COMPLETE AND RETURN THE
                                 ATTACHED PAGES WITH YOUR CHECK


NOTE: Before completing the attached subscription agreement, you should carefully and completely read the Company's Prospectus. In making your investment decision, you should rely only on the information in the Company's Prospectus and not on any other information.

                  BROKER/DEALER INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.


      I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With this Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

In connection with this investment in the Company, I/we represent and warrant as follows (MUST INITIAL ALL CATEGORIES):


____ (A) I am/we are bona fide resident(s) of                          ,                         .
                                              -------------------------  -------------------------
                                                          (State)                (Country)

____ (B) I am/we are purchasing the shares for my/our own account.

____ (C) I/we have received a copy of the Company's Prospectus, dated
_____________, 2001.

____ (D) I/we understand that the shares being purchased are not liquid.

____ (E) RESIDENTS OF AZ, AR, NC AND TX ONLY: I/we have either (i) an annual gross income of $65,000 or more and a minimum net worth of $65,000 OR (ii) a minimum net worth of $150,000. (All computations of net worth must exclude the value of the investor's principal residence, its furnishings and personal automobile(s). All other assets should be valued at their fair market value).

PLEASE NOTE: The securities agencies of the following states require that residents of these states must meet the investor suitability standards listed below prior to being permitted to invest in the Company's Stock.

--------------------------------------------------------------------------------
ALABAMA, NEW JERSEY & VIRGINIA      Residents must have either (i) an individual
                                    income of $200,000 or more in each of the
                                    two most recent years or joint income with
                                    their spouse in excess of $300,000 in each
                                    of those years and reasonably expect to
                                    reach the same income level in the current
                                    year OR (ii) an individual net worth or
                                    joint net worth with their spouse at the
                                    time of subscription of $1,000,000. (All
                                    computations of net worth must exclude the
                                    value of the investor's principal residence,
                                    its furnishings and personal automobile(s).
                                    All other assets should be valued at their
                                    fair market value.)
--------------------------------------------------------------------------------
OHIO                                In order to subscribe for more than the
                                    minimum number of 25 Shares, residents must
                                    have either (i) an individual or joint
                                    annual income with their spouse in excess of
                                    $65,000 and an individual or joint net worth
                                    with their spouse of $65,000 (including the
                                    value of homes, home furnishings and
                                    automobiles) OR (ii) an individual or joint
                                    net worth with their spouse of $500,000
                                    (including the value of homes, home
                                    furnishings and automobiles).
--------------------------------------------------------------------------------
ARIZONA, ARKANSAS, CALIFORNIA,      Residents must have either (i) an annual
CONNECTICUT, DELAWARE, INDIANA,     gross income of $65,000 or more and a
IOWA, KANSAS, KENTUCKY, MAINE,      minimum net worth of $65,000 OR (ii) a
MARYLAND, MASSACHUSETTS,            minimum net worth of $150,000. (All
MICHIGAN, MINNESOTA, MISSISSIPPI,   computations of net worth must exclude the
MISSOURI, NEVADA, NEW HAMPSHIRE,    value of the investor's principal residence,
NORTH CAROLINA, OKLAHOMA, OREGON,   its furnishings and personal automobile(s).
PENNSYLVANIA, SOUTH CAROLINA,       All other assets should be valued at their
TEXAS, WEST VIRGINIA & WISCONSIN    fair market value.)
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                        PLEASE CONTINUE ON THE NEXT PAGE

Form/Type of Ownership for Shares Being Purchased ( MUST check one):

___ Individual
___ Existing Partnership
___ Corporation
___ Minor with adult custodian
    under the Uniform Gift
    To Minors Act
___ Tenants-in-Common
___ Joint Tenants
___ Trust


For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):

Name of shareholder as you would like it to appear on stock
certificate:
            ----------------------------
Name(s):                                      Telephone:
         -------------------------------                -----------------------

Street Address:                               Social Security or
               -------------------------      Taxpayer ID No.:
                                                              -----------------

City:            State:        Zip:           Date of Birth:
     ----------        ------      ------                   --------------------

Signature:                                    Date:
          -------------------------------          -----------------------------





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ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:                                    Title:                       Date:
   ------------------------------            ------------------          -------------

Method of Payment:                            Item No.:
                  --------------------                 ----------------------

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